EXHIBIT 10.69

OMNIBUS AMENDMENT NO. 1 TO THE SIDE LETTER AGREEMENTS

This Omnibus Amendment No. 1 to the Side Letter Agreements (as defined below), is entered into as of December 7, 2021 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB” or the “Buyer”) and PENNYMAC LOAN SERVICES, LLC (“PLS” or the “Seller”) and acknowledged by PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as guarantor (the “Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Series 2016-MSRVF1 Repurchase Agreement (as defined below) or the Series 2021-SPIADVF1 Repurchase Agreement (as defined below), as applicable.

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Buyer and the Seller are parties to that certain Side Letter Agreement, dated as of July 30, 2021, as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Side Letter Agreement”) to that certain Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Repurchase Agreement”), by and among the Administrative Agent, the Buyer, Citibank, N.A., as a buyer (“Citi Buyer”), and the Seller and that certain Side Letter Agreement, dated as of July 30, 2021, as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Side Letter Agreement” and together with Series 2016-MSRVF1 Side Letter Agreement, the “Side Letter Agreements”) to that certain Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement” and together with the Series 2016-MSRVF1 Repurchase Agreement, the “Repurchase Agreements”), by and among the Administrative Agent, the Buyer and Citi Buyer and the Seller;

WHEREAS, the Administrative Agent, the Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Side Letter Agreements be amended to reflect the certain agreed upon revisions to the terms of the Side Letter Agreements;

WHEREAS, the Guarantor is party to that certain Second Amended and Restated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “VFN Repo Guaranty”), dated as of July 30, 2021 by the Guarantor in favor of the CSCIB and Citi Buyer;

WHEREAS, as a condition precedent to amending the Side Letter Agreements, the Buyer has required the Guarantor to ratify and affirm the VFN Repo Guaranty on the date hereof;

WHEREAS, PNMAC GMSR Issuer Trust, as issuer (the “Issuer”), Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), PLS, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), the Administrative Agent and Pentalpha Surveillance LLC, as credit manager, are parties to that certain

Third Amended and Restated Base Indenture, dated as of April 1, 2020 (as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as February 28, 2018 (as amended by Amendment No. 1, dated as of August 10, 2018, Amendment No. 2, dated as April 24, 2020, Amendment No. 3, dated as of August 25, 2020, and Amendment No. 4, dated as of April 1, 2021, and Amendment No. 5, dated as of July 30, 2021, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Indenture Supplement”), and by the Series 2020-SPIADVF1 Indenture Supplement, dated as of April 1, 2020 (as amended by Amendment No. 1, dated as of August 25, 2020, Amendment No. 2, dated as of April 1, 2021, and Amendment No. 3, dated as of July 30, 2021, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Indenture Supplement”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent;

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PLS shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, each Side Letter Agreement is a Transaction Document.

NOW THEREFORE, the Administrative Agent, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Side Letter Agreements are hereby amended as follows:

SECTION 1.Amendments to the Side Letter Agreements.

(a)Section 1 of the Series 2016-MSRVF1 Side Letter Agreement is hereby amended by deleting the definitions of “Committed Amount,” “Maximum Purchase Price,” “MLRA Pricing Side Letter” and “Required Seller Equity” in their entirety and replacing them with the following:

“Committed Amount” means, with respect to CSCIB, an aggregate outstanding Purchase Price at any one time which is equal the amount that, when added to an amount equal to (w) the aggregate outstanding purchase price under the Mortgage Loan Repurchase Agreement, (x) the FMSR VFN Utilized Purchase Price, (y) the SPIA VFN Utilized Purchase Price and (z) the FRE OTC Utilized Purchase Price, would not exceed the Maximum Combined Committed Purchase Price.

For purposes of this definition, the terms “Maximum Combined Committed Purchase Price,” “SPIA VFN Utilized Purchase Price,” “FMSR VFN Utilized Purchase Price” and “FRE OTC Utilized Purchase Price” shall have the meaning assigned to such terms in the MLRA Pricing Side Letter.

“Maximum Purchase Price” means the lesser of:

(i)an amount agreed to by the Buyer that, when added to an amount equal to (w) the aggregate outstanding purchase price under the Mortgage Loan Repurchase Agreement,

(x) the FMSR VFN Utilized Purchase Price, (y) the SPIA VFN Utilized Purchase Price and (z) the FRE OTC Utilized Purchase Price, would not exceed the Maximum Combined Purchase Price; and

(ii)the lesser of: (A) Buyer’s funded portion of the Asset Value; or (B) Buyer’s Committed Amount; provided, however, that the Maximum Purchase Price shall not exceed $250,000,000.

The Maximum Purchase Price may be modified from time to time in a written confirmation signed by the parties hereto.

For purposes of this definition, the terms “Maximum Combined Purchase Price,” “SPIA VFN Utilized Purchase Price,” “FMSR VFN Utilized Purchase Price” and “FRE OTC Utilized Purchase Price” shall have the meaning assigned to such terms in the MLRA Pricing Side Letter.

“MLRA Pricing Side Letter” means that certain Third Amended and Restated Pricing Side Letter, dated as of September 9, 2020, by and among CSCIB, as a buyer, Alpine Securitization LTD, as a buyer, CSFB, as agent, Seller, and PNMAC, as guarantor, as amended, restated, supplemented or otherwise modified from time to time.

“Required Seller Equity” means the amount, measured on the last Business Day of each month, equal to the product of (A) 2.33, (B) the sum of (w) the MSR VFN Utilized Purchase Price (x) the SPIA VFN Utilized Purchase Price on such day, (y) the FMSR VFN Utilized Purchase Price on such day and (z) the FRE OTC Utilized Purchase Price on such day, and (C) 3%.

For purposes of this definition, the terms “MSR VFN Utilized Purchase Price,” “SPIA VFN Utilized Purchase Price,” “FMSR VFN Utilized Purchase Price” and “FRE OTC Utilized Purchase Price” shall have the meaning assigned to such terms in the MLRA Pricing Side Letter.

(b)Section 1 of the Series 2020-SPIADVF1 Side Letter Agreement is hereby amended by deleting the definitions of “Committed Amount,” “Maximum Purchase Price,” “MLRA Pricing Side Letter” and “Required Seller Equity” in their entirety and replacing them with the following:

“Committed Amount” means, with respect to CSCIB, an aggregate outstanding Purchase Price at any one time which is equal the amount that, when added to an amount equal to (w) the aggregate outstanding purchase price under the Mortgage Loan Repurchase Agreement, (x) the FMSR VFN Utilized Purchase Price, (y) the MSR VFN Utilized Purchase Price and (z) the FRE OTC Utilized Purchase Price, would not exceed the Maximum Combined Committed Purchase Price.

For purposes of this definition, the terms “Maximum Combined Committed Purchase Price,” “MSR VFN Utilized Purchase Price,” “FMSR VFN Utilized Purchase Price” and “FRE OTC Utilized Purchase Price” shall have the meaning assigned to such terms in the MLRA Pricing Side Letter.

“Maximum Purchase Price” means the lesser of:

(i)an amount agreed to by the Buyer that, when added to an amount equal to (w) the aggregate outstanding purchase price under the Mortgage Loan Repurchase Agreement, (x) the FMSR VFN Utilized Purchase Price, (y) the MSR VFN Utilized Purchase Price and (z) the FRE OTC Utilized Purchase Price, would not exceed the Maximum Combined Purchase Price; and

(ii)the lesser of: (A) Buyer’s funded portion of the Asset Value; or (B) Buyer’s Committed Amount; provided, however, that the Maximum Purchase Price shall not exceed $300,000,000.

The Maximum Purchase Price may be modified from time to time in a written confirmation signed by the parties hereto.

For purposes of this definition, the terms “Maximum Combined Purchase Price,” “MSR VFN Utilized Purchase Price,” “FMSR VFN Utilized Purchase Price” and “FRE OTC Utilized Purchase Price” shall have the meaning assigned to such terms in the MLRA Pricing Side Letter.

“MLRA Pricing Side Letter” means that certain Third Amended and Restated Pricing Side Letter, dated as of September 9, 2020, by and among CSCIB, as a buyer, Alpine Securitization LTD, as a buyer, CSFB, as agent, Seller, and PNMAC, as guarantor, as amended, restated, supplemented or otherwise modified from time to time.

“Required Seller Equity” means the amount, measured on the last Business Day of each month, equal to the product of (A) 2.33, (B) the sum of (w) the MSR VFN Utilized Purchase Price (x) the SPIA VFN Utilized Purchase Price on such day, (y) the FMSR VFN Utilized Purchase Price on such day and (z) the FRE OTC Utilized Purchase Price on such day, and (C) 3%.

For purposes of this definition, the terms “MSR VFN Utilized Purchase Price,” “SPIA VFN Utilized Purchase Price,” “FMSR VFN Utilized Purchase Price” and “FRE OTC Utilized Purchase Price” shall have the meaning assigned to such terms in the MLRA Pricing Side Letter.

(c)Schedule 1 of the Series 2016-MSRVF1 Side Letter Agreement is hereby amended by deleting in its entirety and replacing it with Schedule 1 attached as Exhibit A hereto.

(d)Schedule 1 of the Series 2020-SPIADVF1 Side Letter Agreement is hereby amended by deleting in its entirety and replacing it with Schedule 1 attached as Exhibit B hereto.

SECTION 2.Reaffirmation of VFN Repo Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the VFN Repo Guaranty and acknowledges and agrees that the term “Obligations” as used in the VFN Repo Guaranty shall apply to all of the Obligations of the Seller to the Buyer under each Repurchase Agreement, each related pricing side letter and each Side Letter Agreement and the related Program Agreements, as amended hereby.

SECTION 3.Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt of this Amendment by the Administrative Agent on behalf of the Buyer, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyer and the Seller.

SECTION 4.Representations and Warranties.  The Seller hereby represents and warrants to the Administrative Agent and the Buyer that it is in compliance with all the terms and provisions set forth in each Repurchase Agreement, each related pricing side letter and each Side Letter Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article III of each Repurchase Agreement.

SECTION 5.Limited Effect.  Except as expressly amended and modified by this Amendment, each Repurchase Agreement and each Side Letter Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6.Counterparts.  This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.

SECTION 7.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE
CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as Buyer and as 100% of the VFN
Noteholder of the Outstanding Notes

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

By:	/s/ Margaret Dellafera
Name:	Margaret Dellafera
Title:	Authorized Signatory

[PNMAC GMSR Issuer Trust – Omnibus Amendment No. 1 to Side Letter Agreements]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Omnibus Amendment No. 1 to Side Letter Agreements]

PRIVATE NATIONAL MORTGAGE
ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Omnibus Amendment No. 1 to Side Letter Agreements]

EXHIBIT A

SCHEDULE 1

OTHER FINANCING AGREEMENTS

Fourth Amended and Restated Master Repurchase Agreement, dated as of September 9, 2020 (as may be further amended, restated supplemented or otherwise modified from time to time, the “Mortgage Loan Repurchase Agreement”), by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, Credit Suisse AG, Cayman Islands Branch, as a committed buyer, Alpine Securitization LTD, as a buyer, PennyMac Loan Services, LLC, as seller, and Private National Mortgage Acceptance Company, LLC, as guarantor.

Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “GMSR Series 2020-SPIADVF1 Repurchase Agreement”), by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, PennyMac Loan Services, LLC, as seller, and Credit Suisse AG, Cayman Islands Branch, as a buyer, and Citibank, N.A., as a buyer.

Master Repurchase Agreement, dated as of April 28, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “FMSR Series 2021-MSRVF1 Repurchase Agreement”), by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, PennyMac Loan Services, LLC, as seller, and Credit Suisse AG, Cayman Islands Branch, as buyer.

Master Repurchase Agreement, dated as of December 7, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “OTC Repurchase Agreement”), by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, PennyMac Loan Services, LLC, as seller, and Credit Suisse AG, Cayman Islands Branch, as buyer.

EXHIBIT B

SCHEDULE 1

OTHER FINANCING AGREEMENTS

Fourth Amended and Restated Master Repurchase Agreement, dated as of September 9, 2020 (as may be further amended, restated supplemented or otherwise modified from time to time, the “Mortgage Loan Repurchase Agreement”), by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, Credit Suisse AG, Cayman Islands Branch, as a committed buyer, Alpine Securitization LTD, as a buyer, PennyMac Loan Services, LLC, as seller, and Private National Mortgage Acceptance Company, LLC, as guarantor.

Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “GMSR Series 2016-MSRVF1 Repurchase Agreement”), by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, PennyMac Loan Services, LLC, as seller, and Credit Suisse AG, Cayman Islands Branch, as a buyer, and Citibank, N.A., as a buyer.

Master Repurchase Agreement, dated as of April 28, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “FMSR Series 2021-MSRVF1 Repurchase Agreement”), by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, PennyMac Loan Services, LLC, as seller, and Credit Suisse AG, Cayman Islands Branch, as buyer.

Master Repurchase Agreement, dated as of December 7, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “OTC Repurchase Agreement”), by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, PennyMac Loan Services, LLC, as seller, and Credit Suisse AG, Cayman Islands Branch, as buyer.